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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2005


                       TELESTONE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   033-15096                84-1111224
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)



Floor 6, Saiou Plaza, No. 5 Haiying Road                          100070
        Fengtai Technology Park                                 (Zip Code)
  Beijing, People's Republic of China
(Address of Principal Executive Offices)


                                (86-10) 8367-0505
              (Registrant's Telephone Number, Including Area Code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_|   Soliciting  material  pursuant to Rule 14a-12  under the Exchange
                Act (17 CFR 240.14a-12)


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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 8.01.  Other Events.
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At the Annual Meeting of  Stockholders  held on June 27, 2005,  Han Daqing,  Luo
Zhenbin, Xu Yunxiao, Zhao Peng, Zhu Lian, Chen Xuefeng, and Zhang Xingang were elected as directors of the Company. In addition, the stockholders approved the Telestone Technologies Corporation Stock Option Plan.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TELESTONE TECHNOLOGIES CORPORATION


                                             By: /s/ Han Daquing
                                                --------------------------------
                                                Han Daquing, President and Chief
                                                Executive Officer
Date:  June 27, 2005





















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